Exhibit 10.3

EXECUTION VERSION
AMENDMENT NO. 16 TO CREDIT AGREEMENT
AMENDMENT NO. 16 TO CREDIT AGREEMENT, dated as of June 29, 2018 (“Amendment No. 16”), by and among TRANSUNION INTERMEDIATE HOLDINGS, INC. (f/k/a TRANSUNION CORP.), a Delaware corporation (“Holdings”), TRANS UNION LLC, a Delaware limited liability company (the “Borrower”), the Guarantors, DEUTSCHE BANK SECURITIES INC. (“DBSI”), RBC CAPITAL MARKETS1 (“RBCCM”), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (“MLPFS”) and CAPITAL ONE, N.A. (“Capital One”), as joint lead arrangers (in such capacity, collectively, the “Amendment No. 16 Lead Arrangers”), DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) and each of the lenders party hereto with a 2018 Additional Incremental Term B-4 Commitment (each, a “2018 Additional Incremental Term B-4 Lender”). Unless otherwise indicated, all capitalized terms used herein but not otherwise defined herein shall have the same meanings as specified in the Credit Agreement (as defined below).
WITNESSETH:
WHEREAS, Holdings, the Borrower, the Administrative Agent, the Guarantors party thereto from time to time and each Lender from time to time party thereto have previously entered into an Amendment No. 1 to Credit Agreement, dated as of February 10, 2011, which amended and restated that certain Credit Agreement, dated as of June 15, 2010, by and among Holdings, the Borrower, the Administrative Agent, the Guarantors from time to time party thereto and the lenders from time to time party thereto (as further amended, amended and restated, supplemented and/or otherwise modified through, but not including, the date hereof, including pursuant to Amendment No. 2, dated as of February 27, 2012, Amendment No. 3, dated as of April 17, 2012, Amendment No. 4, dated as of February 5, 2013, Amendment No. 5, dated as of November 22, 2013, Amendment No. 6, dated as of December 16, 2013, Amendment No. 7, dated as of April 9, 2014, Amendment No. 8, dated as of June 2, 2015, Amendment No. 9, dated as of June 30, 2015, Amendment No. 10, dated as of March 31, 2016, Amendment No. 11, dated as of May 31, 2016, Amendment No. 12, dated as of January 31, 2017, Amendment No. 13, dated as of August 9, 2017, Amendment No. 14, dated as of May 2, 2018 and Amendment No. 15, dated as of June 19, 2018, collectively, the “Credit Agreement”);
WHEREAS, pursuant to and in accordance with the terms of that certain second amended and restated commitment letter, dated May 24, 2018, (the “Commitment Letter”) among the Borrower and the Commitment Parties (as defined in the Commitment Letter) party thereto, and Section 2.14 of the Credit Agreement, the Borrower has obtained commitments (each, an “2018 Additional Incremental Term B-4 Commitment”) to provide 2018 Additional Incremental Term B-4 Loans (as defined below) in an aggregate principal amount of $400,000,000;
WHEREAS, the proceeds of the 2018 Additional Incremental Term B-4 Loans incurred pursuant to Amendment No. 16 shall be applied by the Borrower (i) to finance the acquisition of iovation, Inc., a Delaware corporation (the “Fire Target”), from the equity holders thereof (collectively, the “Fire Sellers”) (the “Fire Acquisition”) pursuant to that certain Agreement and Plan of Merger, dated as of May 17, 2018, by and among the Borrower, Fire MergerSub, Inc., the Fire Target and the Fire Sellers, (ii) to repay certain outstanding debt of the Fire Target (the “Fire Refinancing”), (iii) to repay certain outstanding revolving

1 RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

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loans under the Credit Agreement (the “Revolving Loan Prepayment”) and (iv) to pay fees and expenses incurred in connection with the Fire Acquisition (the transactions set forth in immediately preceding clauses (i) through (iv), collectively, the “Transactions”);
WHEREAS, subject to the terms and conditions set forth in Section 2.14 of the Credit Agreement and Section 3 hereof, each 2018 Additional Incremental Term B-4 Lender hereby severally agrees to provide a 2018 Additional Incremental Term B-4 Commitment in the amount set forth opposite its name on Exhibit I attached hereto;
WHEREAS, the Borrower has appointed DBSI, RBCCM, MLPFS and Capital One and DBSI, RBCCM, MLPFS and Capital One have agreed, to act as joint lead arrangers and joint book running managers with respect to this Amendment No. 16 and the 2018 Additional Incremental Term B-4 Loans provided for hereunder; and
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Terms of the 2018 Additional Incremental Term B-4 Loans.
(a)Each 2018 Additional Incremental Term B-4 Lender, the Borrower and the Administrative Agent acknowledge and agree that the 2018 Additional Incremental Term B-4 Commitments provided pursuant to this Amendment No. 16 shall constitute Term Commitments of such 2018 Additional Incremental Term B-4 Lenders under the Credit Agreement.
(b)Subject to the satisfaction of the conditions set forth in Section 3 hereof, on the Amendment No. 16 Effective Date, each 2018 Additional Incremental Term B-4 Lender party hereto shall make a loan in respect of its 2018 Additional Incremental Term B-4 Commitment (collectively, “2018 Additional Incremental Term B-4 Loans”) to the Borrower, which shall be added to and constitute a part of the Class of existing 2018 Incremental Term B-4 Loans under the Credit Agreement (the “Existing 2018 Incremental Term B-4 Loans”) prior to giving effect to this Amendment No. 16.
(c)Notwithstanding anything to the contrary contained elsewhere in the Credit Agreement, (A) each Borrowing of Existing 2018 Incremental Term B-4 Loans maintained as LIBOR Loans (each an “Existing 2018 Incremental Term B-4 Borrowing”) shall upon the occurrence of the Amendment No. 16 Effective Date continue to remain outstanding and (b) the 2018 Additional Incremental Term B-4 Loans shall initially be incurred pursuant to a single Borrowing of LIBOR Loans which shall be added to (and thereafter be deemed to constitute a part of) each outstanding Existing 2018 Incremental Term B-4 Loan Borrowing on a pro rata basis, with such new Borrowing to be subject to (x) the same Interest Period applicable to each Existing 2018 Incremental Term B-4 Loan Borrowing to which it is added and (y) the same LIBOR Rate applicable to the Existing 2018 Incremental Term B-4 Loan Borrowing to which it is added.
(d)The Applicable Rate applicable to the 2018 Additional Incremental Term B-4 Loans shall be the same as currently provided to be applicable to the Existing 2018 Incremental Term B-4 Loans.
(e)The 2018 Additional Incremental Term B-4 Loans shall (a) be incurred on the Amendment No. 16 Effective Date, (b) rank pari passu in right of payment and pari passu in right of security with the Revolving Credit Loans, the 2017 Replacement Term B-3 Loans, the Existing 2018 Incremental Term B-4

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Loans and the 2017 Replacement Term A-2 Loans and (c) be treated the same in all respects as the Existing 2018 Incremental Term B-4 Loans except as otherwise set forth herein.
(f)The proceeds of the 2018 Additional Incremental Term B-4 Loans incurred pursuant to Amendment No. 16 shall on the Amendment No. 16 Effective Date be applied substantially simultaneously to finance the Transactions, including the consummation of the Fire Acquisition and the Fire Refinancing.
SECTION 2. Amendments to the Credit Agreement. Subject to the satisfaction (or waiver) of the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:
(a)Section 1.01 of the Credit Agreement is amended by adding in the appropriate alphabetical order the following definitions:
“Amendment No. 16” means Amendment No. 16 to this Agreement, dated as of June 29, 2018, among Holdings, the Borrower, the other Loan Parties, DBNY, as the Administrative Agent and the 2018 Additional Incremental Term B-4 Lenders party thereto.
“Amendment No. 16 Effective Date” means the date of the effectiveness of Amendment No. 16 in accordance with Section 3 thereof.
“2018 Additional Incremental Term B-4 Loans” means the 2018 Additional Incremental B-4 Term Loans in an aggregate principal amount of $400,000,000 provided to the Borrower on the Amendment No. 16 Effective Date pursuant to the terms of Amendment No. 16.
“2018 Additional Incremental Term B-4 Commitment” means, for each 2018 Additional Incremental Term B-4 Lender, the amount set forth opposite its name on Exhibit I of Amendment No. 16.
“2018 Additional Incremental Term B-4 Lender” means each Lender or Additional Lender party to Amendment No. 16.
(b)Section 1.01 of the Credit Agreement is hereby further amended by (i) inserting the following text “2018 Additional Incremental Term B-4 Loans” immediately after the text “2018 Incremental Term B-4 Commitments,” and immediately before the text “Refinancing Term Commitments”, (ii) inserting the following text “2018 Additional Incremental Term B-4 Loans” immediately after the text “2018 Incremental Term B-4 Loans,” and immediately before the text “Refinancing Term Commitments”, in each case, in the definition of “Class”.
(c)Section 1.01 of the Credit Agreement is hereby further amended by replacing the “and” immediately before clause (c) with “,” and adding new clause (e) to the end of the definition of “Term Commitment” as follows:
“(e) with respect to each 2018 Additional Incremental Term B-4 Lender on the Amendment No. 16 Effective Date, its respective 2018 Additional Incremental Term B-4 Commitment.”
(d)Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Term Loan” in its entirety with the following:
“Term Loan” means (a) prior to the Amendment No. 16 Effective Date, 2017 Replacement Term B-3 Loans, 2017 Replacement Term A-2 Loans, the 2018 Incremental Term B-4 Loans, the 2018

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Incremental Term A-2 Loans, as the context may require; and (b) on or after the Amendment No. 16 Effective Date, (i) the 2017 Replacement Term B-3 Loans, (ii) the 2017 Replacement Term A-2 Loans, (iii) the 2018 Incremental Term B-4 Loans, (iv) the 2018 Additional Incremental Term B-4 Loans, (v) the 2018 Incremental Term A-2 Loans and (vi) Extended Term Loans, Incremental Term Loans, Refinancing Term Loans or Replacement Term Loans, as the context may require.
(e)Section 2.01(a) of the Credit Agreement is hereby amended by inserting the following new clause:
“(ix)     2018 Additional Incremental Term B-4 Loans. Subject to the terms and conditions set forth in Amendment No. 16, each of the 2018 Additional Incremental Term B-4 Lenders severally, and not jointly with the other 2018 Additional Incremental Term B-4 Lenders, agrees to make to the Borrower on the Amendment No. 16 Effective Date a 2018 Additional Incremental Term B-4 Loan denominated in Dollars in a principal amount equal to such 2018 Additional Incremental Term B-4 Lender’s 2018 Additional Incremental Term B-4 Commitment. Amounts borrowed under this Section 2.01(a)(ix) pursuant to Amendment No. 16 and repaid or prepaid may not be reborrowed. 2016 Additional Incremental Term B-4 Loans may be Base Rate Loans or LIBOR Loans, as further provided herein.”
(f)Section 2.06(b) of the Credit Agreement is hereby amended and restated in full as follows:
“(b) Mandatory. The 2017 Replacement Term B-3 Loan Commitment of each 2017 Replacement Term B-3 Lender shall terminate in its entirety on the Amendment No. 13 Effective Date (after giving effect to the increase of the 2017 Replacement Term B-3 Loans on such date). The 2017 Replacement Term A-2 Loan Commitment of each 2017 Replacement Term A-2 Lender shall automatically terminate in its entirety on the Amendment No. 13 Effective Date (after giving effect to the incurrence of the 2017 Replacement Term A-2 Loans on such date). The 2018 Incremental Term B-4 Loan Commitment of each 2018 Incremental Term B-4 Lender shall terminate in its entirety on the Amendment No. 15 Effective Date (after giving effect to the incurrence of the 2018 Incremental Term B-4 Loans on such date). The 2018 Incremental Term A-2 Loan Commitment of each 2018 Incremental Term A-2 Lender shall terminate in its entirety on the Amendment No. 15 Effective Date (after giving effect to the incurrence of the 2018 Incremental Term A-2 Loans on such date). The 2018 Additional Incremental Term B-4 Loan Commitment of each 2018 Additional Incremental Term B-4 Lender shall terminate in its entirety on the Amendment No. 16 Effective Date (after giving effect to the incurrence of the 2018 Additional Incremental Term B-4 Loans on such date). The Revolving Credit Commitment (other than any Extended Revolving Credit Commitment) of each Revolving Credit Lender shall automatically and permanently terminate on the Revolving Credit Maturity Date. On the respective Maturity Date applicable thereto, the Extended Revolving Credit Commitment of each Extending Revolving Credit Lender shall automatically and permanently terminate.
SECTION 3. Conditions of Effectiveness of the 2018 Additional Incremental Term B-4 Loans and Related Amendments to the Credit Agreement. The 2018 Additional Incremental Term B-4 Loans and related amendments to the Credit Agreement shall become effective as to each signatory hereto as of the Amendment No. 16 Effective Date on which the following conditions shall have been satisfied (or waived):
(a)The Fire Acquisition shall have been consummated, or substantially simultaneously with the initial borrowings of the 2018 Additional Incremental Term B-4 Loans shall be consummated, in all

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material respects in accordance with the terms of the Fire Acquisition Agreement after giving effect to any modifications, amendments, consents or waivers by the Borrower thereto, other than those modifications, amendments, consents or waivers that are not materially adverse to the interests of the Lenders or the Commitment Parties in their capacities as such, unless consented to in writing by the Lead Arrangers (such consent not to be unreasonably withheld, delayed or conditioned).
(b)Since the date of the Fire Acquisition Agreement, there shall not have occurred and be continuing a Company Material Adverse Effect (as defined in the Fire Acquisition Agreement as in effect on May 24, 2018).
(c)Subject in all respects to the Limited Conditionality Provisions (as defined in the Commitment Letter), all documents and instruments required to create and perfect the Administrative Agent’s security interest in the Collateral acquired in the Fire Acquisition shall have been executed and delivered and, if applicable, be in proper form for filing.
(d)Immediately after giving effect to the incurrence of the 2018 Additional Incremental Term B-4 Loans and the consummation of the Fire Acquisition, (i) at the time elected by the Borrower pursuant to the LCT Election delivered to the Administrative Agent (x) no Default or Event of Default exists and (y) the Borrower is in compliance with the covenant set forth in Section 7.11 of the Credit Agreement as determined on a Pro Forma Basis and (ii) on the Amendment No. 16 Effective Date, no Event of Default pursuant to Section 8.01(a), (f) or (g) of the Credit Agreement exists;
(e)(i) Each of the representations and warranties made by, or with respect to, the Fire Target and its subsidiaries in the Fire Acquisition Agreement as are material to the interests of the 2018 Incremental Term Lenders (in their capacities as such), but only to the extent that the Borrower has the right (taking into account any applicable cure provisions) to terminate its obligations under the Fire Acquisition Agreement or decline to consummate the Fire Acquisition (in each case, in accordance with the terms thereof) as a result of a breach of such representations in the Fire Acquisition Agreement (to such extent, the “Specified Acquisition Agreement Representations”) and (ii) the Specified Representations (as defined below) are true and correct in all material respects on the Amendment No. 16 Effective Date, both before and after giving effect to this Amendment No. 16, with the same effect as though such representations and warranties had been made on and as of the Amendment No. 16 Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date) (it being understood and agreed that “Specified Representations” means those representations and warranties applicable to the Loan Parties set forth in Sections 5.01(a), 5.01(b)(ii), 5.01(c), 5.02(a), 5.02(b)(i), 5.04, 5.12, 5.16, 5.17 and 5.18 of the Credit Agreement);
(f)Holdings, the Borrower, the Guarantors, the Administrative Agent and the 2018 Additional Incremental Term B-4 Lenders, shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission or electronic transmission) the same to the Administrative Agent (or its counsel);
(g)the Borrower shall have paid, by wire transfer of immediately available funds, all fees and reasonable out-of-pocket expenses (including the reasonable fees and expenses of White & Case LLP) to the extent invoiced at least three days prior to the Amendment No. 16 Effective Date, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment No. 16 and required to be paid in connection with this Amendment No. 16 pursuant to Section 10.04 of the Credit Agreement and that certain second amended and restated fee letter, dated May 24, 2018, by and among the Borrower and the Commitment Parties (the “Fee Letter”);

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(h)the Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of the Borrower, certified, if applicable, as of a recent date by the Secretary of State of the state of such Loan Party’s organization, and a certificate as to the good standing of such Loan Party as of a recent date, from such Secretary of State, and (ii) a certificate of the Secretary or Assistant Secretary of the Borrower dated the Amendment No. 16 Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Amendment No. 16 Effective Date or, as applicable, that the by-laws or operating (or limited liability company) agreement of such Loan Party have not been modified, rescinded or amended since the Amendment No. 13 Effective Date (or such later date as have been provided to the Administrative Agent), (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of Amendment No. 16 and the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or organization of the Borrower have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing Amendment No. 16 on behalf of the Borrower and countersigned by another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above;
(i)the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, certifying that the conditions set forth in clauses (d)(ii) and (e) of this Section 3 have been satisfied (it being understood that any LCT Election made by the Borrower and delivered prior to the date hereof shall satisfy the requirements of this clause (i) with respect to clause (d) of this Section 3);
(j)the Administrative Agent shall have received a duly completed Committed Loan Notice from the Borrower with respect to the 2018 Additional Incremental Term B-4 Loans;
(k)the Administrative Agent shall have received a certificate, dated the Amendment No. 16 Effective Date and signed by a financial officer of the Borrower, certifying that Holdings and its Subsidiaries and the Borrower and its Subsidiaries, in each case on a consolidated basis after giving effect to the 2018 Additional Incremental Term B-4 Loans on the Amendment No. 16 Effective Date, are Solvent as of the Amendment No. 16 Effective Date;
(l)the Administrative Agent shall have received a Guarantor Consent and Reaffirmation, substantially in the form attached hereto as Annex A, duly executed and delivered by each Guarantor (the terms of which are hereby incorporated by reference herein);
(m)the Administrative Agent shall have received from each of (i) Simpson Thacher & Bartlett LLP, special counsel to the Borrower, (ii) Nelson Mullins Riley & Scarborough LLP, local counsel to the Loan Party organized under the laws of the state of Georgia, and (iii) Arnold Gallagher P.C., local counsel to the Loan Party organized under the laws of the state of Oregon, an opinion addressed to the Administrative Agent, the Collateral Agent and the 2018 Additional Incremental Term B-4 Lenders and dated the Amendment No. 16 Effective Date, which opinions shall be in form and substance reasonably satisfactory to the Administrative Agent;
(n)the Administrative Agent shall have received a Note executed by the Borrower in favor of each 2018 Additional Incremental Term B-4 Lender that has requested a Note at least 3 Business Days prior to the Amendment No. 16 Effective Date;
(o)the Administrative Agent shall have received evidence of the payoff for the Fire Refinancing and evidence of customary UCC-3 termination filings with respect thereto;

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(p)the Amendment No. 16 Lead Arrangers shall have received (i) audited consolidated balance sheets and the related audited statements of operations, stockholder’s equity and cash flows of the Borrower and its subsidiaries for the two most recently completed fiscal years ended at least 90 days before the Amendment No. 16 Effective Date and (ii) unaudited consolidated balance sheets and the related unaudited statements of operations and cash flows of the Borrower and its subsidiaries for any subsequent fiscal quarter ending at least 60 days prior to the Amendment No. 16 Effective Date and the portion of the fiscal year through the end of such quarter;
(q)the Administrative Agent shall have received at least three (3) Business Days prior to the Amendment No. 16 Effective Date all documentation and other information about the Borrower reasonably requested in writing by it at least ten (10) Business Days prior to the Amendment No. 16 Effective Date that the Administrative Agent and the Lead Arrangers reasonably determined are required by United States regulatory authorities under the applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA Patriot Act;
(r)the Borrower shall have paid to the Administrative Agent, for the ratable benefit of each of the 2018 Additional Incremental Term B-4 Lenders, on the Amendment No. 16 Effective Date (after giving effect to Amendment No. 16) an upfront fee in an amount equal to 0.25% of the aggregate principal amount of such 2018 Incremental Term B-4 Lender’s 2018 Incremental Term B-4 Commitments on the Amendment No. 16 Effective Date; provided that such upfront fee may be structured as original issue discount at the option of the Amendment No. 16 Lead Arrangers; and
(s)to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall deliver to each 2018 Additional Incremental Term B-4 Lender that so requests (which request is made through the Administrative Agent), a Beneficial Ownership Certification in relation to the Borrower; provided that the Administrative Agent has provided the Borrower a list of each such Lender and its electronic delivery requirements at least three Business Days prior to the Amendment No. 16 Effective Date (it being agreed that, upon the execution and delivery by such Lender of its signature page to this Amendment No. 16, the condition set forth in this clause shall be deemed to be satisfied with respect to such Lender).
For the purpose of this clause (s):
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation; and
“Beneficial Ownership Regulation” means 31 CFR § 1010.230.
SECTION 4. Representations and Warranties. Holdings, the Borrower and each of the other Loan Parties represent and warrant as follows as of the date hereof:
(a)The execution, delivery and performance by each Loan Party to this Amendment No. 16 are within such Loan Party’s corporate or other powers and have been duly authorized by all necessary corporate or other organizational action. Neither the execution, delivery nor performance by each Loan Party of this Amendment No. 16 will (i) contravene the terms of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Permitted Liens) under (x) any Contractual Obligation to which such Person is a party or by which it or any of its properties of such Person or any of its Restricted Subsidiaries is bound or by which it may be subject or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any applicable material Law, in each case, except to the extent

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that any such violation, conflict, breach, contravention or payment could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b)This Amendment No. 16 has been duly executed and delivered by each Loan Party that is a party hereto and constitutes a legal, valid and binding obligation of each Loan Party that is a party hereto or thereto, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.
(c)Immediately after giving effect to the incurrence of the 2018 Additional Incremental Term B-4 Loans and the consummation of the Fire Acquisition, (i) at the time elected by the Borrower pursuant to the LCT Election delivered to the Administrative Agent (x) no Default or Event of Default exists and (y) the Borrower is in compliance with the covenant set forth in Section 7.11 of the Credit Agreement as determined on a Pro Forma Basis and (ii) on the Amendment No. 16 Effective Date, no Event of Default pursuant to Section 8.01(a), (f) or (g) of the Credit Agreement exists.
(d)Each of the representations and warranties of Holdings, the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document immediately before and after giving effect to each and all parts of this Amendment No. 16 is true and correct in all material respects on and as of the date hereof; provided that, (i) to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date and (ii) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date.
(e)The 2018 Additional Incremental Term B-4 Loans have been incurred in compliance with the requirements of Section 2.14 of the Credit Agreement.
SECTION 5. Post-Effectiveness Obligations.
Within ninety (90) days after the Amendment No. 16 Effective Date, unless waived or extended in writing by the Administrative Agent in its reasonable discretion, with respect to the Mortgaged Property, the Borrower shall deliver or shall cause the applicable Loan Party to deliver, to the Administrative Agent, on behalf of the Secured Parties, the following:

(i)
with respect to the existing Mortgage, a date down endorsement to the existing Mortgage Policy which shall be in form and substance customary in the state in which the property is located, shall be reasonably satisfactory to the Administrative Agent and reasonably assures the Administrative Agent as of the date of such endorsement that that the Property (as defined in the existing Mortgage) subject to the Lien of the existing Mortgage is free and clear of all Liens other than Permitted Liens;

(ii)
with respect to the Mortgaged Property, such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the date down endorsement to the Mortgage Policy contemplated in subparagraph (i) of this Section 5 and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes, recording fees and related charges required for the issuance of such endorsement to the Mortgage Policy and the recording of the Mortgage Amendment (as defined below);

(iii)
an executed amendment to the existing Mortgage (the “Mortgage Amendment” and the existing Mortgage, as amended by such Mortgage Amendment, if any, a “Mortgage”), in form and substance reasonably acceptable to the Administrative Agent, together with evidence of completion (or satisfactory arrangements for the completion) of all recordings and filings of the Mortgage Amendment as may be necessary to protect and preserve the Lien of the Mortgage; and

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(iv)
an opinion addressed to the Administrative Agent and the Secured Parties, in form and substance reasonably satisfactory to the Administrative Agent, from local counsel in the jurisdiction in which the Mortgaged Property is located.

SECTION 6. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) On and after the Amendment No. 16 Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 16, (ii) each 2018 Additional Incremental Term B-4 Lender shall constitute a “Lender”, a “2018 Incremental Term B-4 Lender” and a “Term Lender” as defined in the Credit Agreement and (iii) the 2018 Additional Incremental Term B-4 Loans shall constitute “Incremental Term Loans”, “2018 Incremental Term B-4 Loans” and “Term Loans” as defined in the Credit Agreement.
(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment No. 16, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment No. 16.
(c) The execution, delivery and effectiveness of this Amendment No. 16 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment No. 16, this Amendment No. 16 shall for all purposes constitute a Loan Document.

SECTION 7. Execution in Counterparts. This Amendment No. 16 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment No. 16 shall be effective as delivery of an original executed counterpart of this Amendment No. 16.

SECTION 8. Governing Law. This Amendment No. 16 shall be governed by, and construed in accordance with, the law of the State of New York.
SECTION 9. Successors and Assigns. This Amendment No. 16 shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 16 to be executed by their respective officers thereunto duly authorized, as of the date first above written.
TRANSUNION INTERMEDIATE HOLDINGS, INC.
By:______________________________

Name:

Title:
TRANS UNION LLC
By:______________________________

Name:

Title:
TRANSUNION INTERACTIVE, INC.
By:______________________________

Name:

Title:
TRANSUNION RENTAL SCREENING SOLUTIONS, INC.
By:______________________________

Name:

Title:
VISIONARY SYSTEMS, INC.
By:______________________________

Name:

Title:
TRANSUNION TELEDATA LLC

[TransUnion Amendment No. 16 – Signature Page]

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By:______________________________

Name:

Title:
DIVERSIFIED DATA DEVELOPMENT CORPORATION
By:______________________________

Name:

Title:
TRANSUNION FINANCING CORPORATION
By:______________________________

Name:

Title:
TRANSUNION RISK AND ALTERNATIVE DATA SOLUTIONS, INC.
By:______________________________

Name:

Title:
TRANSUNION HEALTHCARE, INC.
By:______________________________

Name:

Title:
eBUREAU, LLC
By:______________________________

Name:

Title:

[TransUnion Amendment No. 16 – Signature Page]

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FACTORTRUST, INC.
By:______________________________

Name:

Title:

[TransUnion Amendment No. 16 – Signature Page]

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DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and Collateral Agent and as a Lender
By:______________________________

Name:

Title:

By:______________________________

Name:

Title:

[TransUnion Amendment No. 16 – Signature Page]

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CAPITAL ONE, as a Lead Arranger and a Lender

By:______________________________

Name:

Title:

[TransUnion Amendment No. 16 – Signature Page]

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MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as a Lead Arranger and a Lender

By:______________________________

Name:

Title:

[TransUnion Amendment No. 16 – Signature Page]

AMERICAS 94983518

ROYAL BANK OF CANADA, as a Lead Arranger and a Lender

By:______________________________

Name:

Title:

[TransUnion Amendment No. 16 – Signature Page]

AMERICAS 94983518

ANNEX A
GUARANTOR CONSENT AND REAFFIRMATION
June 29, 2018
Reference is made to (a) the Credit Agreement dated as of June 15, 2010, among TRANSUNION INTERMEDIATE HOLDINGS, INC. (f/k/a TRANSUNION CORP.), a Delaware corporation (“Holdings”), TRANS UNION LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party thereto from time to time, DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and Collateral Agent, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), as amended and restated pursuant to Amendment No. 1, dated as of February 10, 2011, as further amended, amended and restated, supplemented and/or otherwise modified pursuant to Amendment No. 2, dated as of February 27, 2012, Amendment No. 3, dated as of April 17, 2012, Amendment No. 4, dated as of February 5, 2013, Amendment No. 5, dated as of November 22, 2013, Amendment No. 6 dated as of December 16, 2013, Amendment No. 7, dated as of April 9, 2014, Amendment No. 8, dated as of June 2, 2015, Amendment No. 9, dated as of June 30, 2015, Amendment No. 10, dated as of March 31, 2016, Amendment No. 11, dated as of May 31, 2016, Amendment No. 12, dated as of January 31, 2017, Amendment No. 13, dated as of August 9, 2017, Amendment No. 14, dated as of May 2, 2018 and Amendment No. 15, dated as of June 19, 2018 (the “Credit Agreement”) and (b) Amendment No. 16 to Credit Agreement dated as of June 29, 2018 (“Amendment No. 16”) among Holdings, the Borrower, DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, as Collateral Agent and each other 2018 Additional Incremental Term B-4 Lender party thereto. Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in the Credit Agreement or Amendment No. 16, as the context requires.
Each Guarantor hereby consents to the execution, delivery and performance of Amendment No. 16, including the making of the 2018 Additional Incremental Term B-4 Loans contemplated thereby, and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Amendment No. 16 Effective Date, be deemed to be a reference to the Credit Agreement as amended by Amendment No. 16.
Each Guarantor hereby acknowledges and agrees that, after giving effect to Amendment No. 16, all of its respective Obligations under the Loan Documents to which it is a party, as such Obligations have been amended by Amendment No. 16, are reaffirmed, and remain in full force and effect.
After giving effect to Amendment No. 16, each Guarantor reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement as amended by Amendment No. 16, and shall continue to secure the Secured Obligations (after giving effect to Amendment No. 16), in each case, on and subject to the terms and conditions set forth in the Credit Agreement, as amended by Amendment No. 16, and the other Loan Documents.
Nothing in this Consent shall create or otherwise give rise to any right to consent on the part of the Guarantors to the extent not required by the express terms of the Loan Documents.

AMERICAS 94983518

This Consent is a Loan Document and shall be governed by, and construed and interpreted in accordance with, the law of the state of New York.

AMERICAS 94983518

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of the date first set forth above.

TRANSUNION INTERMEDIATE HOLDINGS, INC.

By:______________________________

Name:

Title:

TRANSUNION INTERACTIVE, INC.

By:______________________________

Name:

Title:

TRANSUNION RENTAL SCREENING SOLUTIONS, INC.

By:______________________________

Name:

Title:

VISIONARY SYSTEMS, INC.

By:______________________________

Name:

Title:

TRANSUNION TELEDATA LLC

By:______________________________

Name:

Title:

AMERICAS 94983518

DIVERSIFIED DATA DEVELOPMENT CORPORATION

By:______________________________

Name:

Title:

TRANSUNION FINANCING CORPORATION

By:______________________________

Name:

Title:

TRANSUNION RISK AND ALTERNATIVE DATA SOLUTIONS, INC.

By:______________________________

Name:

Title:

TRANSUNION HEALTHCARE, INC.

By:______________________________

Name:

Title:

eBUREAU, LLC

By:______________________________

Name:

Title:

FACTORTRUST, INC.

By:______________________________
Name:
Title:

AMERICAS 94983518

EXHIBIT I
2018 Additional Incremental Term B-4 COMMITMENTS

2018 Additional Incremental Term B-4 Lender	Amount
Deutsche Bank AG New York Branch	$400,000,000.00

AMERICAS 94983518